UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2013

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other	Commission File Number	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation or		Number)
Organization)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

AmerisourceBergen Corporation, a Delaware corporation (the “Company”), sponsors the AmerisourceBergen Corporation Equity Incentive Plan (the “Equity Plan”) pursuant to which equity awards are made to employees, directors and other eligible individuals.  The Company’s stockholders last approved the Equity Plan in February, 2009.  Some technical amendments were made to the Equity Plan, effective as of January 1, 2011, which included changing the name of the Equity Plan to its current name.  The Equity Plan contains a provision, section 17(b), that provides, upon any change in the Company’s capitalization, proportionate and other adjustments which the committee administering the Equity Plan determines to be appropriate shall be made to the Equity Plan.  Stock dividends and stock splits are among the enumerated categories of capitalization changes that trigger section 17(b) adjustments to the Equity Plan.  Following stockholder approval of the Equity Plan, in May 2009 the Company declared a two-for-one common stock split in the form of a stock dividend payable on June 15, 2009.  Although the terms of the Equity Plan have not been amended in any material respect since the stockholders approved the Equity Plan in February, 2009, the subsequent June 2009 two-for-one common stock split constituted a capitalization change under section 17(b) of the Equity Plan.  In June 2009 pursuant to section 17(b) the Compensation and Succession Planning Committee of the Company’s Board of Directors, which administers the Equity Plan,  proportionately adjusted the various stated share numbers set forth in the Equity Plan for the two-for-one common stock split by doubling those stated share numbers.  Thus, the share numbers in the indicated sections of the Equity Plan as adjusted for the June 2009 two-for-one common stock split are currently as follows:  section 5 -  aggregate number of shares subject to the Equity Plan, 86,600,000, aggregate number of Incentive Stock Options issuable under the Equity Plan, 14,800,000, and aggregate number of shares that may be issued in respect of Stock Awards, Restricted Stock Units and Performance Share Awards, 4,000,000; and section 6(b) – limit on grants of Awards to Eligible Individuals, 600,000.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 10.1	AmerisourceBergen Corporation Equity Incentive Plan.

Exhibit 10.2	Written Consent of the Compensation and Succession Planning Committee of the Board of Directors of AmerisourceBergen Corporation, dated June 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: February 25, 2013	By:	/s/ John G. Chou
	Name:	John G. Chou
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit 10.1	AmerisourceBergen Corporation Equity Incentive Plan.

Exhibit 10.2	Written Consent of the Compensation and Succession Planning Committee of the Board of Directors of AmerisourceBergen Corporation, dated June 10, 2009.